Exhibit 10.25

THIRD AMENDED AND RESTATED PLEDGE AGREEMENT

THIS THIRD AMENDED AND RESTATED PLEDGE AGREEMENT dated as of February 23, 2006 (this "Agreement"), between Simclar, Inc., a Florida corporation ("Simclar"), Simclar (Mexico) Inc, a Illinois corporation ("Simclar - Mexico") (Simclar and Simclar - Mexico shall be individually known as a "Pledgor" and collectively as the "Pledgors"), and The Governor and Company of the Bank of Scotland ("Lender") of the Facility Letter in respect of a $5,650,000 term loan originally dated October 2, 2001, as amended on January 17, 2003, July 1, 2003, October 14, 2004 and on or around December 21, 2005, between Lender and Simclar (the "Term Loan Facility Letter"), the Facility Letter in respect of $5,000,000 working capital facilities originally dated October 2, 2001, as amended on July 25, 2002, November 10, 2003, October 14, 2004 and on or around December 21, 2005, between the Lender and Simclar (the "Working Capital Facilities Letter") and the Facility Letter in respect of $1,000,000 additional working capital facilities dated on or around December 21, 2005, between Lender, Simclar and Simclar Interconnect Technologies, Inc. (“SIT”) (the “Additional Working Capital Facilities Letter,” and together with the Term Loan Facility Letter and the Working Capital Facilities Letter, the "Facilities Letters") and for and on behalf of each person or other entity which is now of hereafter a Security Beneficiary (as such term is defined below).

As an express condition of Lender agreeing to make additional loans to Simclar and SIT, the Lender required, inter alia, that Pledgors provide additional security for the performance of all of the obligations under the Loan Documents, which security Pledgors agreed to provide in accordance with the terms of that certain Second Amended and Restated Pledge Agreement dated as of May 19, 2005, between Simclar, Lender and the other parties named therein (the "Original Pledge Agreement"); and

Pledgors desire to amend and restate the terms of the Original Pledge Agreement in order to, inter alia, provide additional collateral to the Lender in order to induce Lender to fund the additional amounts under the Facilities Letters, and Lender is amenable to such amendment and restatement in accordance with the terms set forth herein; and

Each Pledgor acknowledges that it has benefited from the loans already extended by the Lender to Pledgor pursuant to the terms of the Loan Documents, and that is willing to derive further benefit from the funding by Lender; and

It is a condition precedent to the obligation of Lender agreeing to make available to Simclar the facilities under the Facilities Letters that Pledgors shall have executed and delivered this Agreement to the Lender for the benefit of the Security Beneficiaries.

Accordingly, the Pledgors and the Lender, for the benefit of each of the Security Beneficiaries, hereby agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Facilities Letters. As used herein, the following terms shall have the following meanings:

"Event of Default" means an "Event of Default" as set forth in the Term Loan Facility Letter.

"Issuer" means each corporation, partnership, limited liability company or other issuer, person or entity whose shares, ownership interests, notes, instruments or other securities are from time to time included in, or required under the Facilities Letters to be included in, the Collateral.

"Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance, whether voluntary or involuntary or arising by operation of law, in respect of such asset, including the Security Interests. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

"Loan Document" means the "BoS Documents" as defined in the Term Loan Facility Letter, together with this Agreement, the Security Agreement or any other financing statement, agreement, document or instrument entered into or delivered pursuant thereto or hereto.

"Person" means any individual, corporation, company, limited liability company, voluntary association, partnership, limited liability partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

"Pledgor Obligations" means the collective reference to the unpaid principal and interest under the Facilities Letters (including interest accruing at the then applicable rate provided in the Facilities Letters after the final repayment date referred to therein or any acceleration thereof pursuant to the terms of the Facilities Letters or after the commencement of any insolvency, reorganization or like proceeding relating to Simclar) and all other obligations and liabilities of any Pledgor to the Lender or the Security Beneficiaries, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the Facilities Letter, the other Loan Documents or any other document made, delivered or given by any Pledgor in connection with the Loan Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Lender or the Security Beneficiaries that are required to be paid by any Pledgor pursuant to the terms of any of the foregoing).

"Security Agreement" means that certain Second Amended and Restated Security Agreement executed by the Pledgors, Lender and the other parties named therein and dated the date hereof.

"Security Beneficiary" means the Lender and any assignee, novatee or transferee of any of the rights and obligations of the Lender under the Facilities Letters.

"Security Interests" means the security interests in the Collateral granted hereunder securing the Pledgor Obligations.

"UCC" means the Uniform Commercial Code as from time to time in effect in the State of Florida; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Florida, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection; and provided further that to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

When the context requires, terms and provisions relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to that Pledgor's Collateral or the relevant part thereof.

2.	PLEDGE AND SECURITY INTEREST.

For the benefit of the Lender and the Security Beneficiaries, each Pledgor hereby transfers, hypothecates, pledges, sets over and delivers unto the Lender, and grants to the Lender a security interest in all right, title and interest such Pledgor now has or hereafter acquires in (a) the shares of capital stock and other ownership interests of the Issuers set forth on Schedule I and all shares of capital stock, partnership interests, membership interests, other ownership interests and other securities and instruments of the Issuers (excluding any such interests in any business entity incorporated outside of the United States, but including, without limitation, options, warrants and subscription rights with respect to any such ownership interests, securities and instruments) now owned or obtained in the future by such Pledgor and the certificates representing or evidencing all such shares or other interests or securities (the "Pledged Stock"), (b) all other property which may be delivered to and held by the Lender pursuant to the terms hereof, (c) all payments of principal or interests, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities, instruments, other ownership interests and other items referred to in clause (a) or clause (b) above, (d) except as provided in Section 6 below, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above, and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the "Collateral"). Upon delivery to the Lender, (A) any share certificates, notes or other securities or instruments now or hereafter included in the Collateral (the "Pledged Securities") shall be duly endorsed to the Lender or accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request, and (B) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by such Pledgor and such other instruments or documents as the Lender may reasonably request (including, without limitation, UCC financing statements). Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered, after approval by the Lender, shall supersede any prior schedules so delivered. In addition, all such Pledged Stock shall be accompanied by irrevocable written proxies satisfactory under applicable corporate law of the jurisdiction of incorporation of the Issuer of such Pledged Stock. The Pledgors agree promptly to deliver or cause to be delivered to the Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral, including without limitation all such items (whether now owned or hereafter acquired) which are required to be pledged to the Lender at any time hereafter pursuant to the Facilities Letters.

3.	PLEDGOR OBLIGATIONS.

The pledges and security interests granted hereunder secure the payment, discharge and performance of all the Pledgor Obligations. All of the Collateral secures all of the Pledgor Obligations.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Pledgors hereby represent, warrant and covenant to and with the Lender and each Security Beneficiary that:

(a)  Each Pledgor has acquired the Pledged Stock pledged by it hereunder for value and without notice of any adverse claim to the Pledged Stock; the Pledged Stock includes all the outstanding capital stock of the Issuer which is the issuer of such Pledged Stock; and all the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(b)  Except for the security interest granted hereunder, each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities pledged by it hereunder, (ii) holds and will so hold the same free and clear of all Liens and of all other rights or options in favor of, or claims of, any other person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, (iv) will cause all securities included within the Collateral to be certificated securities, and (v) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Lender and pledged or assigned hereunder.

(c)  by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities are delivered to the Lender in accordance with this Agreement, the Lender will obtain a valid, legal and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Pledgor Obligations, free and clear of all Liens or other adverse claims (other than the Security Interests).

(d)  The pledge and security interest effected hereby is effective to vest in the Lender the rights in the Collateral contemplated herein.

(e)  The Pledgors will cause each Issuer not to issue any stock or other equity securities unless such securities are issued in accordance with the terms of the Loan Documents and are concurrently pledged and delivered to the Lender hereunder.

(f)  This Agreement is the legal, valid and binding obligation of each Pledgor and is enforceable against such Pledgor in accordance with its terms.

(g)  If any Pledgor shall become entitled to receive or shall receive any stock certificate (including without limitation any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of any capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Lender and the Security Beneficiaries, hold the same in trust for the Lender and the Security Beneficiaries and deliver the same forthwith to the Lender in the exact form received, duly endorsed by such Pledgor to the Lender and accompanied by such stock powers and proxies as provided in Section 2 above, to be held by the Lender, subject to the terms hereof, as additional Collateral for the Pledgor Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Pledgor Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Pledgor Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Security Beneficiaries, segregated from other funds of such Pledgor, as additional collateral security for the Pledgor Obligations.

(h)  Each Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or proceeds thereof (except pursuant to a transaction, if any, expressly permitted by the Facilities Letters), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Pledged Securities or proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right of such Pledgor or the Lender to sell, assign or transfer any of the Pledged Securities or proceeds thereof.

(i)  In the case of each Pledgor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Lender promptly in writing of the occurrence of any of the events described in Section 4(g) above with respect to the Pledged Securities issued by it, and (iii) the terms of Section 6 hereof shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6 with respect to the Pledged Securities issued by it.

5.	REGISTRATION IN NOMINEE NAME; DENOMINATIONS.

Upon either (a) the occurrence and during the continuance of an Event of Default or (b) the reasonable good faith judgment of the Lender that the registration of the Pledged Securities is necessary or desirable to maintain or perfect the security interests created by this Agreement in the Pledged Securities or to protect or exercise the rights or remedies of the Lender hereunder, the Lender, on behalf of the Security Beneficiaries, shall have the right (in its sole and absolute discretion) to register the Pledged Securities in its own name or the name of its nominee. Each Pledgor will promptly give to the Lender copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Agreement.

6.	IRREVOCABLE PROXY; VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC.

(a)  For so long as this Agreement and the pledge and security interest created hereby remain in effect, and whether or not the Collateral or any of the Pledged Securities has been transferred into the name of the Lender or its nominee, each Pledgor hereby grants to the Lender a present, irrevocable proxy, coupled with an interest, and hereby constitutes and appoints the Lender as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if the Pledgor were to do the same, to exercise all voting, consenting, corporate and other rights accruing to Pledgor as owner of the Collateral or any part thereof, or arising out of or otherwise pertaining to the Collateral, and whether at any meeting of shareholders of any Issuer or in the absence of any such meeting or otherwise, and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Pledgor or the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. As further assurance of the proxy granted hereby, the Pledgor shall from time to time execute and deliver to the Lender, all such additional written proxies, powers of attorney, and other instruments as the Lender shall request for the purpose of enabling the Lender to exercise the voting and other rights which it is entitled to exercise hereunder at any time. Each Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is not longer in full force and effect as hereinafter provided. NOTWITHSTANDING THE PRECEDING PRESENT GRANT OF AN IRREVOCABLE PROXY, THE AGENT AGREES NOT TO EXERCISE SUCH PROXY (AND TO PERMIT EACH PLEDGOR TO CONTINUE TO EXERCISE VOTING AND OTHER RIGHTS COVERED BY SUCH PROXY AND PERTAINING TO THE PLEDGED SECURITIES PLEDGED BY SUCH PLEDGOR ON AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS SECTION 6(a)(i)) UNTIL THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT. Except as provided in subparagraphs (b) and (c) of this Section 6:

(i)  Each Pledgor shall be entitled to exercise any and all voting rights and other consensual rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Agreement and the other Loan Documents so long as such exercise of rights could not reasonably be expected in the reasonable judgment of the Lender to materially adversely affect the rights and remedies of the Lender or any of the Security Beneficiaries under this Agreement or any other Loan Document or the ability of the Lender or any of the Security Beneficiaries to exercise the same; provided, however, that the Pledgor shall give the Lender at least 5 days written notice of the manner in which it intends to exercise such right.

(ii)  The Lender shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney, and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting rights which it is entitled to exercise pursuant to subparagraph (i) above.

(iii)  Each Pledgor shall be entitled to receive and retain any and all cash dividends pain on the Pledged Securities to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Loan Documents and applicable laws. All other payments, dividends and distributions made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property, and whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by the Pledgors, shall not be commingled by the Pledgors with any of their other funds or property but shall be held separate and apart therefrom in trust for the benefit of the Lender and shall be delivered to the Lender in the same form as so received (with any necessary endorsement).

(b)  After the occurrence and during the continuance of an Event of Default, all rights of the Pledgors to dividends which the Pledgors are authorized to receive pursuant to paragraph (a)(iii) of this Section 6 shall cease, and all such rights shall thereupon become vested in the Lender, who shall have the sole and exclusive right and authority to receive and retain such dividend payments. All Dividends which are received by the Pledgors contrary to the provisions of this Section 6(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Pledgors and shall be immediately delivered to the Lender in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this paragraph (b) shall be deposited by the Lender in an account to be established by the Lender upon receipt of such money or other property and such money or other property and interest thereon shall be applied in accordance with the provisions of Section 8 hereof.

(c)  UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, AND WHETHER OR NOT THE COLLATERAL SHALL HAVE BEEN REGISTERED IN THE NAME OF THE AGENT OR A NOMINEE OR SHALL REMAIN REGISTERED IN THE NAME OF PLEDGOR, ALL RIGHTS OF ANY PLEDGOR TO EXERCISE THE VOTING RIGHTS WHICH IT IS ENTITLED TO EXERCISE PURSUANT TO PARAGRAPH (a)(i) OF THIS SECTION 6 SHALL CEASE, AND THE AGENT MAY THEREUPON FULLY EXERCISE, TO THE EXCLUSION OF ANY PLEDGOR, THE PROXY GRANTED TO IT IN SECTION 5(a).

(d)  Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (h) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Lender.

7.	REMEDIES UPON DEFAULT.

After the occurrence and during the continuance of an Event of Default, whether or not all of the Pledgor Obligations shall have become due and payable, in addition to its rights under the Loan Documents:

(a)  The Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and the Pledgors agree to take all such action as may be appropriate to give effect to such right).

(b)  The Lender in its discretion may, in its name or in the name of the Pledgors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(c)  The Lender may sell, lease, assign, grant options with respect to or otherwise dispose of all or part of the Collateral, at such place or places as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Pledgors, any such demand, notice and right or equity being hereby expressly waived and released. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which such private sale is to be made shall constitute reasonable notification; however the Lender shall not be obligated to make a sale of the Collateral regardless of notice of sale having been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

(d)  The Pledgors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "Securities Act"), and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit registration of such Collateral for public sale.

The Pledgors will bear all costs and expenses of carrying out their obligations hereunder with respect to the foregoing. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the foregoing provisions and that such failure would not be adequately compensable in damages, and therefore agree that their agreements with respect to the foregoing may be specifically enforced.

8.	APPLICATION OF PROCEEDS OF SALE.

The proceeds of any sale of Collateral pursuant to Section 7 hereof, as well as any Collateral consisting of cash, shall be applied by the Lender first to the payment of the costs and expenses of any such sale, including reasonable fees and disbursements of the Lender's agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances (to the extent such advances are reasonably made for the protection of the Collateral or the enforcement of the Lender's security interest in the Collateral) made or incurred by the Lender, second, to meet amounts due and payable under the Loan Documents as and when the same become payable, in each case, together with interest thereon (as well after as before judgment and payable on demand) at the rate determined in accordance with the Facilities Letters from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full (provided that like interest payable under any of the Loan Documents should not be double counted) and third, to whomsoever may be lawfully entitled to receive any surplus. Each Pledgor shall remain liable for any deficiency if the proceeds of sale or other disposition of the Collateral are insufficient to pay its Pledgor Obligations and the fees and disbursements of any attorneys employed by the Lender or any Security Beneficiary to collect such deficiency.

9.	AGENT APPOINTED ATTORNEY-IN-FACT; CERTAIN OTHER PROVISIONS REGARDING AGENT.

(a)  Except as otherwise provided herein, the Pledgors hereby appoint the Lender the attorney-in-fact of the Pledgors for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which the Lender may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender's name or in the name of the Pledgors, to ask for, demand, sue for, collect, receive and give acquaintance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgors constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Lender.

(b)  If any Pledgor fails to perform any agreement contained herein, the Lender may (but shall not be required to) itself perform, or cause performance of, such agreement and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor under Section 13.

(c)  Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(d)  The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender, any Security Beneficiary nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender and the Security Beneficiaries hereunder are solely to protect the Lender's and the Security Beneficiaries' interests in the Collateral and shall not impose any duty upon the Lender or any Security Beneficiary to exercise any such powers. The Lender and the Security Beneficiaries shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(e)  Pursuant to the UCC and any other applicable law, each Pledgor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests granted hereunder. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

10.	NO WAIVER.

No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

11.	SECURITY INTEREST ABSOLUTE.

The obligations of each Pledgor under this Agreement are independent of the obligations under any of the other Loan Documents, and a separate action or actions may be brought and prosecuted against such Pledgor to enforce this Agreement. All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Pledgor Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Pledgor Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Pledgor Obligations, (d) any change, restructuring or termination of the corporate structure or existence of any Pledgor or Issuer or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgors or any of them in respect of the Pledgor Obligations or in respect of this Agreement.

12.	FURTHER ASSURANCES.

The Pledgors agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

13.	AGENT'S FEES AND EXPENSES; INDEMNIFICATION.

(a)  The Pledgors agree to pay upon demand to the Lender the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel (including without limitation the allocated fees and expenses of in-house counsel) and of any experts or agents, which the Lender may reasonably incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof.

(b)  Without limiting the foregoing, each Pledgor agrees to pay, and to save the Lender and the Security Beneficiaries harmless from, and to indemnify them against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. Any such amounts payable as provided hereunder shall be additional Pledgor Obligations secured by this Agreement and the other Loan Documents to which the Pledgors are party. Each Pledgor further agrees to pay, and to save the Lender and the Security Beneficiaries harmless from, and to indemnify them against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, or arising out of or relating to the Lender's or any Security Beneficiary's relationship with any Pledgor hereunder or under any other Loan Document.

(c)  The agreements in this Section 13 shall survive repayment of the Pledgor Obligations and all other amounts payable under the Facilities Letters and the other Loan Documents.

14.	BINDING AGREEMENT; ASSIGNMENTS.

This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein.

15.	GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

16.	SEVERABILITY.

In case of any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

17.	SECTION HEADINGS; INTERPRETATION.

Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. The use of the word "including" or any variation or derivative thereof in this Agreement is by way of example rather than by limitation. The language used in this Agreement will be deemed to be the language chosen by the Lender and the Pledgors to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Pledgors and the Lender, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Agreement.

Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. The use o£ the word "including" or any variation or derivative thereof in this Agreement is by way of example rather than by limitation. The language used in this Agreement will be deemed to be the language chosen by the Lender and the Pledgors to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Pledgors and the Lender, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Agreement.

18.	COUNTERPARTS.

This Agreement may be authenticated in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Lender and the Pledgors, electronic means, all of which shall be equally valid.

19.	TERMINATION.

(a)  At such time as all of the Pledgor Obligations (other than any indemnity and similar obligations which expressly survive termination of this Agreement and are not then due and payable) have been paid irrevocably and in full, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and the Pledgors shall terminate, and the Collateral shall be released from the Security Interests created hereby. all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors. At the request and sole expense of the Pledgors following any such termination, the Lender shall deliver to each Pledgor any Collateral of such Pledgor then held by the Lender hereunder and shall execute and deliver to such Pledgor or authorize the filing of but without recourse to or warranty by the Lender, such UCC termination statements and similar documents prepared by such Pledgor which such Pledgor shall reasonably request to evidence the release of the Collateral from the security constituted hereby.

(b)  Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's assets, and shall continue to be effective or be reinstated. as the case may be, if at any time payment and performance of the Pledgor Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Pledgor Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment, or any part thereof, had not been made.

20.	CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN MIAMI, FLORIDA AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. TO-THE EXTENT PERMITTED BY LAW, EACH PLEDGOR AND THE AGENT ON BEHALF OF ITSELF AND EACH OF THE LENDERS HEREBY AGREES THAT SERVICE UPON IT BY CERTIFIED MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

21.	WAIVER OF JURY TRIAL.

EACH PLEDGOR AND THE AGENT, ON BEHALF OF ITSELF AND EACH OF THE LENDERS, EACH HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF; AND EACH PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SET OFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. Notwithstanding anything contained in this Agreement to the contrary, no claim may be made by any Pledgor against the Lender or any Security Beneficiary for any lost profits or any special, Indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct or actual fraud) in connection with, arising out of or in any way related to the transactions contemplated hereunder, or any act, omission or event occurring to connection therewith; and each Pledgor hereby waives, releases and agrees not to sue upon any such claim for any such damages. EACH PLEDGOR AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDERS WOULD NOT EXTEND TO THE PLEDGORS THE FACILITIES UNDER THE FACILITIES LETTERS IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

22.	NOTICES

All notices and other communications provided for hereunder shall be delivered in accordance with the provisions of Facilities Letter with a copy if such delivery is to be made to the Lender or to the Lender (which copy shall not constitute notice to the Lender), to:

Kirkpatrick & Lockhart Nicholson Graham LLP
201 South Biscayne Blvd.
Suite 2000
Attention: Martin T. Schrier, Esq.
Telephone: (305) 539-3375
Facsimile: (305) 358-7095

23.	ACKNOWLEDGMENT.

Each Pledgor acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) neither the Lender, any other Lender nor any Security Beneficiary has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement or any of the other Loan, Documents, and the relationship between each Pledgor, on the one hand, and the Lender, each other Lender and the other Security Beneficiaries, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Security Beneficiaries or among any Pledgor and the Security Beneficiaries.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PLEDGORS:	SIMCLAR, INC.

	By:	/s/ Barry Pardon
Barry J. Pardon
President

SIMCLAR, (MEXICO) INC.

By:	/s/ Barry Pardon
Barry J. Pardon
President

ACKNOWLEDGMENT

STATE OF FLORIDA	)
) ss:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 23d day of February, 2006, by Barry J. Pardon as President of Simclar, Inc., a Florida corporation (the "Borrower"), and before me executed the attached Third Amended and Restated Pledge Agreement on behalf of the Borrower.

/s/ Roxana L. Alvarez
NOTARY PUBLIC

(Stamp)
(Print, Type or Stamp Commissioned Name of Notary Public)

STATE OF FLORIDA	)
) ss:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 23d day of February, 2006, by Barry J. Pardon as President of Simclar (Mexico) Inc., an Illinois corporation (the "Borrower"), and before me executed the attached Third Amended and Restated Pledge Agreement on behalf of the Borrower.

/s/ Roxana L. Alvarez
NOTARY PUBLIC

(Stamp)
(Print, Type or Stamp Commissioned Name of Notary Public)

[ADDITIONAL SIGNATORY ON NEXT PAGE]

LENDER:

EXECUTED and DELIVERED	/s/ Peter Gordon
for and on behalf of THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND in the presence of:-	Authorised Signatory

/s/ Douglas A. Archibald	Witness

Douglas A. Archibald	Full Name

Bank of Scotland	Address

Edinburgh

SCHEDULE I

Pledgor	Pledged Stock	Issuer
Simclar, Inc.	No. 6	Simclar (Mexico) Inc.
Simclar, Inc.	No. __	Techdyne (Europe) Limited
Simclar, Inc.	No. 4	Simclar (North America), Inc.
Simclar, Inc.	No. 1	Simclar Interconnect Technologies, Inc.
Simclar (Mexico) Inc.	No. 7 and 8	Simclar De Mexico, S.A. de C.V.